Investments - Portfolio composition (Details) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019
Investments [Abstract]
Fixed income securities, at fair value	$ 23,907	$ 21,725
Mortgage loans, net	3,359	3,988
Equity securities, at fair value	1,536	1,469
Limited partnership interests	3,065	3,250
Short-term investments, at fair value	974	1,191
Policy loans	582	557
Other, net	1,375	1,427
Total investments	$ 34,798	$ 33,607